UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2021
Commission File Number: 1-35335

Groupon, Inc.
(Exact name of registrant as specified in its charter)

Delaware	27-0903295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 W Chicago Avenue	60654
Suite 400	(Zip Code)
Chicago
Illinois	(312)	334-1579
(Address of principal executive offices)	(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRPN	NASDAQ Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 406 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter)
Emerging growth company     ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 12, 2021, the Company appointed Kerrie Dvorak, the Company’s Senior Director of Corporate Accounting as Interim Chief Accounting Officer, effective September 20, 2021.
Ms. Dvorak, age 38, has served as the Company’s Senior Director of Corporate Accounting since July 1, 2020. Ms. Dvorak previously served in various roles at the Company, including as Director of Corporate Accounting of the Company since April 1, 2019, Senior Manager of Corporate Accounting of the Company since September 1, 2017 and Technical Accounting Manager of the Company since November 2014. Prior to joining Groupon, Ms. Dvorak served in a variety of roles at GATX Corporation (NYSE: GATX), from June 2011 to November 2014, and prior to that, held accounting positions at Deerfield Capital Management, KPMG and BKD CPAs & Advisors.
In connection with Ms. Dvorak’s appointment as Interim Chief Accounting Officer, Ms. Dvorak will receive a monthly stipend of $10,000 (in addition to her current base salary), to be paid each month in which she serves (for the full or partial month) as Interim Chief Accounting Officer.
There are no family relationships between Ms. Dvorak and any of the directors or executive officers of the Company, and there are no transactions in which Ms. Dvorak has an interest requiring disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Ms. Dvorak and any other person pursuant to which Ms. Dvorak was appointed as an officer of the Company.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROUPON, INC.
Date: September 15, 2021
By: /s/ Melissa Thomas Name: Melissa Thomas Title: Chief Financial Officer